UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 17, 2009
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Building 2A, 1227 South Patrick Drive, Satellite Beach, FL 32937
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, effective June 11, 2009, Lighting Science Group Corporation, a Delaware corporation (the “Company”) appointed Zachary S. Gibler to serve as the Company’s Chief Executive Officer. On August 17, 2009, the Company entered into that certain employment letter (the “Employment Letter”) related to the Company’s employment of Mr. Gibler. Pursuant to the Employment Letter, Mr. Gibler will serve as the Company’s Chief Executive Officer, effective as of June 11, 2009.
Mr. Gibler’s Employment Letter supersedes all prior written agreements, and his employment under the Employment Letter is terminable at will with or without notice by the Company. The Employment Letter provides that Mr. Gibler is entitled to an annual base salary of $275,000, a monthly car allowance of $1,200 and benefits generally available to other employees of the Company. Mr. Gibler is entitled to participate in the Company’s existing Equity-Based Compensation Plan (the “Plan”). Pursuant to the Employment Letter, the Company agreed to grant Mr. Gibler a number of shares of restricted stock and/or options to purchase shares of common stock under the Plan, which number would be determined at a later date. On August 21, 2009, the Company granted Mr. Gibler an incentive stock option to purchase 800,000 shares of the Company’s common stock and a nonqualified stock option to purchase 1,700,000 shares of the Company’s common stock. Pursuant to the Employment Letter, Mr. Gibler will also be eligible to participate in a bonus plan of up to 40% of his base salary based upon a combination of Company performance and personal achievements. If Mr. Gibler’s employment is terminated by the Company without “Cause” or by Mr. Gibler for “Good Reason” (as such terms are defined in the Employment Letter), then Mr. Gibler will be entitled to severance pay from the Company equal to 12 months’ base salary.
A copy of the Employment Letter is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. You are encouraged to read the Employment Letter for a more complete understanding of its terms. The foregoing description of the Employment Letter is qualified in its entirety by reference to the full text of the Employment Letter.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
As disclosed in Item 1.01 of this report, on August 17, 2009, the Company entered into the Employment Letter with Zachary S. Gibler, the Company’s Chief Executive Officer. See Item 1.01 of this report. The information in Items 1.01 and 9.01 of this report is incorporated in this Item 5.02 by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description of Exhibit
10.1	Employment Letter, dated August 17, 2009, from Lighting Science Group Corporation to Zachary S. Gibler.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: September 30, 2009	By: Name:	/s/ John D. Mitchell, Jr. John D. Mitchell, Jr.
	Title:	General Counsel

INDEX OF EXHIBITS

Exhibit
No.	Description of Exhibit
10.1	Employment Letter, dated August 17, 2009, from Lighting Science Group Corporation to Zachary S. Gibler.